Note 6 - Investment - Equity Method and Joint Ventures Equity Method Investments (Tables)	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments [Table Text Block]
EQUITY METHOD INVESTMENTS (in millions)

	RGS	TRG		UBFS		Total
Balance at December 31, 2014	$—	$40		$18		$58
Investments	—	3	(c)	—	(c)	3
Equity in earnings	—	5		2		7
Distributions received	—	(6)		(4)		(10)
Balance at December 31, 2015 (a)	—	42		16		58
Effect of deconsolidation (b)	295	—		—		295
Equity in earnings	8	2		3		13
Distributions received	(22)	(4)		(3)		(29)
Balance at December 31, 2016 (a)	$281	$40		$16		$337

(a)
The carrying amount of our investments in RGS, TRG and UBFS exceeded the underlying equity in net assets by $135 million, $16 million and $7 million, respectively, at December 31, 2016. The carrying amount of our investments in TRG and UBFS exceeded the underlying equity in net assets by $17 million and $8 million, respectively, at December 31, 2015. The carrying amounts of our investments that exceed the underlying equity in net assets are amortized over the useful life of the underlying fixed assets and included in equity in earnings (loss).

(b)
We recognized an increase of $295 million to equity method investments as of January 1, 2016 as a result of the deconsolidation of RGS. The carrying amount of our investment in RGS exceeded the underlying equity in net assets by $135 million at December 31, 2016

(c)	Includes the final fair value adjustment resulting from measurement period changes related to TLLP’s Rockies Natural Gas Business in 2015.